                                                                  EXECUTION COPY

                                                                 Exhibit 10.2(b)

     An asterisk ([*]) indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission as part of a Confidential Treatment Request.

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                                  EPC CONTRACT
                        PREPAYMENT COORDINATION AGREEMENT

                                     between

                               AES RED OAK, L.L.C.

                                       and

                     RAYTHEON ENGINEERS & CONSTRUCTORS, INC.

                           Dated as of March 14, 2000

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


                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I DEFINITIONS.............................................................................................1

   SECTION 1.1       DEFINITIONS..................................................................................1

ARTICLE II REGARDING THE EPC CONTRACT.............................................................................2

   SECTION 2.1       PREPAYMENT OF CONTRACT PRICE.................................................................2
   SECTION 2.2       ISSUANCE OF EPC PREPAYMENT LETTER OF CREDIT..................................................2
   SECTION 2.3       EPC CONTRACT DELAY EVENT.....................................................................2
   SECTION 2.4       COSTS AND EXPENSES OF EPC CONTRACT PREPAYMENT LETTER OF CREDIT...............................3
   SECTION 2.5       REBATES, LIABILITY LIMITATION AND RETENTION UNDER EPC CONTRACT...............................3
   SECTION 2.6       REDUCTION OF LETTER OF CREDIT................................................................3
   SECTION 2.7       PAYMENTS UNDER EPC CONTRACT..................................................................4
   SECTION 2.8       APPENDICES TO EPC CONTRACT...................................................................4
   SECTION 2.9       EFFECTIVENESS OF EPC CONTRACT................................................................4
   SECTION 2.10      NOTICES BY OWNER.............................................................................5
   SECTION 2.11      DRAWS ON EPC PREPAYMENT LETTER OF CREDIT.....................................................5

ARTICLE III MISCELLANEOUS.........................................................................................5

   SECTION 3.1       AMENDMENTS, ETC..............................................................................5
   SECTION 3.2       NOTICES, ETC.................................................................................5
   SECTION 3.3       NO WAIVER; REMEDIES..........................................................................6
   SECTION 3.4       SEVERABILITY.................................................................................6
   SECTION 3.5       BINDING EFFECT...............................................................................6
   SECTION 3.6       GOVERNING LAW................................................................................6
   SECTION 3.7       EXECUTION IN COUNTERPARTS....................................................................6

                                  EPC CONTRACT
                        PREPAYMENT COORDINATION AGREEMENT

         EPC Contract Prepayment Coordination Agreement (this "AGREEMENT") dated as of March 14, 2000 by and among AES Red Oak, L.L.C. ("OWNER"), and Raytheon Engineers & Constructors, Inc. ("CONTRACTOR") relating to that certain Engineering, Procurement and Construction Agreement, dated as of October 15, 1999, between the Owner and Contractor (as amended to the date hereof, the "EPC CONTRACT"). The Owner and Contractor are each referred to herein as a "Party" and are collectively referred to as the "PARTIES."

                                    RECITALS

         WHEREAS, Owner is engaged in the development of a combined-cycle power plant to be located near the Borough of Sayreville, New Jersey (the "Facility") and Contractor will perform certain services in connection with the Facility;

         WHEREAS, in connection with the Facility, the Owner and Contractor entered into the EPC Contract;

         WHEREAS, the Owner will, subject to the terms of this Agreement, prepay the Contract Price (as defined in the EPC Contract) and Contractor will provide the EPC Contract Prepayment Letter of Credit (as defined below); and

         WHEREAS, the Parties hereto desire to enter into this Agreement to set forth the terms of the prepayment of the Contract Price;

         NOW, THEREFORE, in consideration of the mutual promises stated herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1      DEFINITIONS.

         Capitalized terms used but not defined in this Agreement shall have the meaning given such terms in the EPC Contract. In addition, the following terms when used in this Agreement have the following meanings:

         "EFFECTIVE DATE" means the Day on which the transactions contemplated in Sections 2.1 and 2.2 are both consummated.

         "EPC CONTRACT DELAY EVENT" means a suspension or suspensions of the performance of the obligations of the Contractor under the EPC Contract, or an event or events of Force Majeure

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affecting the performance of the obligations of the Contractor under the EPC
Contract, has occurred and a result of such suspension or suspensions and event or events of Force Majeure has been to delay the Guaranteed Provisional Acceptance Date by more than two (2) weeks in the aggregate.

         "EPC CONTRACT PREPAYMENT AMOUNT" means [*].

         "EPC CONTRACT PREPAYMENT LETTER OF CREDIT" means a letter of credit substantially in the form of Appendix A, issued for the account of the Contractor naming The Bank of New York, as Collateral Agent as the beneficiary thereof, from a commercial bank whose unsecured outstanding senior long-term debt is rated "A" or better by Standard & Poor's.

         "PAYMENT SCHEDULE" means the progress payment schedule attached to the EPC Contract as Appendix B, as such schedule may be revised as set forth in
Section 4.2 of the EPC Contract.

                                   ARTICLE II

                           REGARDING THE EPC CONTRACT

         Notwithstanding anything in the EPC Contract to the contrary, the Parties make the covenants and undertakings set forth in this Article II which covenants and undertakings shall modify the provisions of the EPC Contract as and to the extent expressly set forth herein:

         SECTION 2.1      PREPAYMENT OF CONTRACT PRICE.

         On the Effective Date, Owner shall cause to be transferred to an account specified in writing by Contractor an amount equal to the EPC Contract Prepayment Amount.

         SECTION 2.2      ISSUANCE OF EPC PREPAYMENT LETTER OF CREDIT.

         In consideration of the prepayment of the Contract Price, on the Effective Date Contractor shall cause to be issued and delivered to the beneficiary thereof the EPC Contract Prepayment Letter of Credit in an initial stated amount equal to [*].

         SECTION 2.3      EPC CONTRACT DELAY EVENT.

         Contractor agrees that, upon the occurrence of an EPC Contract Delay Event, Contractor shall be liable to pay to Owner (for deposit in an account specified in writing by the Owner from time to time) for each day during the continuance of such EPC Contract Delay Event, an amount equal to [*], such amount to be prorated in the event of a partial suspension and to be paid to such account within three (3) Business Days following the earlier to occur of resumption of work under the EPC Contract or a drawing in full on the EPC Contract Prepayment Letter of Credit. The initial account to which

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such payments shall be made is The Bank of New York, Account No. [*].

         SECTION 2.4 COSTS AND EXPENSES OF EPC CONTRACT PREPAYMENT LETTER OF CREDIT.

         [*]

         SECTION 2.5 REBATES, LIABILITY LIMITATION AND RETENTION UNDER EPC CONTRACT.

         [*]

         SECTION 2.6      REDUCTION OF LETTER OF CREDIT.

     (a) The stated amount of the EPC Contract Prepayment Letter of Credit will be reduced from time to time to no less than [*], upon each receipt by Owner of Contractor's commercial invoice for the milestone or milestones completed, showing the monetary amount of the corresponding milestone, the value of the reduction to be effected (which shall equal the monetary amount of the corresponding milestone less the amount of the corresponding cash retention due under the Agreement) and setting forth the new outstanding value for the EPC Contract Prepayment Letter of Credit. [*] If the Collateral Agent shall fail to give notice to reduce the EPC Contract Prepayment Letter of Credit from time to time in accordance with its terms and the terms of the EPC Contract (including the timing of payment of invoices), Contractor shall, in accordance with the EPC Contract be entitled to receive interest on the amount by which the face amount of the EPC Contract Prepayment Letter of Credit was not reduced in accordance with its terms and the terms of the EPC Contract (including the timing of payment of invoices).

     (b) The outstanding value of the EPC Contract Prepayment Letter of Credit corresponding to the retention amount will be further reduced [*], upon receipt by Owner of Contractor's written statement of reduction, accompanied by a copy of a Final Acceptance Certificate issued in accordance with the provisions of the EPC Contract and an irrevocable standby letter of credit, issued in favor of the Collateral Agent, for the account of Contractor, for the value required by the formula contained in [*]. The form of Contractor's Final Waiver (Appendix I-1 to the EPC Contract) promptly shall be amended to reflect that the EPC Contract Prepayment Letter of Credit shall be released in consideration of delivery of the Final Waiver.

         SECTION 2.7      PAYMENTS UNDER EPC CONTRACT.

         The Parties acknowledge and agree that the giving of notice by the Collateral Agent to the issuer of the EPC Contract Prepayment Letter of Credit of the reduction, from time to time, of the face amount of the EPC Contract Prepayment Letter of Credit shall constitute the making of a Scheduled Payment to Contractor in accordance with Section 4.2.2 of the EPC Contract.

         SECTION 2.8      APPENDICES TO EPC CONTRACT.

     (a)      The parties agree that [*]

     (b)      [*]

     (c)      [*]

         SECTION 2.9      EFFECTIVENESS OF EPC CONTRACT.

         The Parties acknowledge and agree that this Agreement shall constitute amendment of the EPC Contract but that nothing in this Agreement shall, in and of itself, be construed to give Contractor the right to claim or seek any additional compensation under the EPC Contract or otherwise, other than accelerated compensation for accelerated achievement of milestones. Except as expressly stated herein (including in the Annexes hereto), the EPC Contract remains in full force and effect without alteration, amendment or modification.

         SECTION 2.10     NOTICES BY OWNER.

         In the event that Owner receives notice from any Lender or a representative thereof of an Event of Default or a Trigger Event, in each case under and as defined in that certain Collateral Agency and Intercreditor Agreement, dated as of March 1, 2000 among Owner, The Bank of New York, as Trustee, Dresdner Bank AG, acting through its New York Branch, as DSR LOC Provider, Dresdner Bank AG, acting through its New York Branch, as PPA LOC Provider, Dresdner Bank AG, acting through its New York Branch, as Working Captial Provider, The Bank of New York , as Collateral Agent and The Bank of New York, as Depositary Bank, then Owner shall immediately advise Contractor by facsimile transmission or in other written form that such notice has been received.

         SECTION 2.11     DRAWS ON EPC PREPAYMENT LETTER OF CREDIT

         [*]

                                  ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1      AMENDMENTS, ETC.

         No amendment or waiver of any provision of this Agreement, or consent to any departure therefrom, shall be effective unless in writing and signed or consented to (in writing) by the Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 3.2      NOTICES, ETC.

         All notices and other communications provided for hereunder shall be in writing (including by telecopier) and shall be delivered in accordance with the EPC Contract.

         SECTION 3.3      NO WAIVER; REMEDIES.

         No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 3.4      SEVERABILITY.

         Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction. In the event of such ineffectiveness, the parties hereto shall negotiate in good faith an equitable adjustment to achieve as nearly as possible within the confines of applicable law the purposes of this Agreement.

         SECTION 3.5      BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign this Agreement without the prior written consent of the other Party; provided that the Owner may assign this Agreement as collateral security to the lenders providing financing for the Facility.

         SECTION 3.6      GOVERNING LAW.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

         SECTION 3.7      EXECUTION IN COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                             RAYTHEON ENGINEERS & CONSTRUCTORS, INC.

                             By:   /S/ ROBERT ZAIST
                                -----------------------------------------
                                Name: Robert Zaist
                                Title: Sr. Vice President

                             AES RED OAK, L.L.C.

                             By:   /S/ CHARLES FALTER
                                -----------------------------------------
                                Name: Charles Falter
                                Title: Vice President